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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report:  October 20, 1994


                            AIRTOUCH COMMUNICATIONS





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
                                           Commission File
            California                       No. 1-12342                        94-2995122
 (State or other jurisdiction of       (Commission File Number)           (I.R.S. Employer No.)
          Incorporation)

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              425 Market Street, San Francisco, California  94105
               (Address of Principal Executive Offices Zip Code)



                                 (415) 658-2000
              (Registrant's telephone number, including area code)
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Form 8-K                                                 AirTouch Communications
November 3, 1994


Item 5.  Other Events

         On October 20, 1994, AirTouch Communications (the "Company") issued the press release attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits

         (c)     Exhibit:

         Exhibit
         Number    Description
         ------    -----------

         10.1 Agreement of Limited Partnership dated as of October 20, 1994 between CELLCO Partnership and WMC Partners, L.P.

         10.2 Agreement of Limited Partnership dated as of October 20, 1994 of PCS Primeco, L.P.

         10.3 Standstill Agreement dated as of October 20, 1994 between AirTouch Communications and Bell Atlantic Corporation

         10.4 Standstill Agreement dated as of October 20, 1994 between AirTouch Communications and NYNEX Corporation

         10.5 Standstill Agreement dated as of October 20, 1994 between AirTouch Communications and CELLCO Partnership

         99        Press Release dated October 20, 1994
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Form 8-K                                                 AirTouch Communications
November 3, 1994





                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            AIRTOUCH COMMUNICATIONS



                                            By:  /s/ Mohan S. Gyani
                                                 ------------------
                                            Mohan S. Gyani
                                            Vice President, Finance and
                                            Treasurer


November 3, 1994
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                                 EXHIBIT INDEX



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Exhibit
Number      Description
- - ------      -----------
10.1        Agreement of Limited Partnership dated as of October 20, 1994 between CELLCO Partnership and WMC Partners, L.P.

10.2 Agreement of Limited Partnership dated as of October 20, 1994 of PCS Primeco, L.P.

10.3 Standstill Agreement dated as of October 20, 1994 between AirTouch Communications and Bell Atlantic Corporation

10.4 Standstill Agreement dated as of October 20, 1994 between AirTouch Communications and NYNEX Corporation

10.5 Standstill Agreement dated as of October 20, 1994 between AirTouch Communications and CELLCO Partnership

99          Press Release dated October 20, 1994

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